SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2007

GEORESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page
Section 1 – Registrant’s Business and Operations	1
Item 1.01 Entry Into a Material Definitive Agreement	1

Section 2 – Financial Information	1
Item 2.01 Completion of Acquisition or Disposition of Assets	1

Section 7 – Regulation FD	1
Item 7.01 Regulation FD Disclosure	1

Section 9 – Financial Statements and Exhibits	1
Item 9.01 Financial Statements and Exhibits	1

Signature

Exhibit Index
EX - 99.4 Press Release dated May 31, 2007.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 24, 2007, GeoResources, Inc. (the “Registrant”), through its subsidiary, Western Star Drilling Company, entered into a Purchase Agreement with an unaffiliated company, Redhawk Drilling, LLC (the “Buyer”), in which the rotary drilling rig and associated equipment of the Registrant’s subsidiary was sold to the Buyer for $1,500,000.  The purchase price was paid on May 24, 2007 through a $1,000,000 cash payment and delivery of a promissory note (the “Note”) payable in two equal installments of $250,000 bearing interest of 7% per year, with the payments due on November 1, 2007 and on May 1, 2008.  The Buyer has the right to pre-pay the Note at any time without penalty.  The Buyer also entered into a Security Agreement pledging the drilling rig and related equipment it purchased as security for payment of the Note.  The sale of the rotary drilling rig and associated equipment terminates the Registrant’s oil and gas drilling segment of its operations.

In addition, in the Purchase Agreement, the Buyer agreed to provide drilling services to the Registrant for a period of 24 months or 24 wells, whichever occurs first, consistent with standard day work rates.

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On May 31, 2007, the Company issued a press release, attached hereto as Exhibit 99.4 announcing operations updates as well as the sale of its rotary drilling rig and associated equipment.

The information referenced in this Item 7.01 is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None.

Exhibit No	Description

99.4	GeoResources, Inc. Press Release dated May 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC

By:

/s/ Frank A. Lodzinski

Frank A. Lodzinski, President

Date: May 31, 2007

EXHIBIT 99.4

GeoResources, Inc.

110 Cypress Station Drive, Suite 220

Houston, TX  77090

Contact:  Cathy Kruse

Telephone: 701-572-2020 ext 113

cathyk@geoi.net

FOR IMMEDIATE RELEASE

GeoResources, Inc. Provides Operations Update

HOUSTON, May 31, 2007 - GeoResources, Inc. (Nasdaq: “GEOI”) today announced that its operating subsidiary, Southern Bay Operating, LLC, has successfully completed the W.P.T. Gas Unit #1-H in Montgomery County, Texas.  This is the second development well drilled and completed since the property was acquired in February 2007. The well was completed at an initial rate of 14.5 MMCFPD.  Management believes the well is capable of producing at higher rates, but production has been limited to this rate due to pipeline capacity limitations. The pipeline operator and Southern Bay are making adjustments in order to maximize production. Southern Bay has also commenced drilling a third well, the Ashorn Unit #1-H, which is expected to be completed in July. A fourth well is currently being permitted and is expected to begin drilling shortly thereafter. Based on its technical review and results experienced to date, which includes the two wells drilled by the Company and the performance of a well completed shortly before the property was acquired in February 2007, management believes that sufficient additional locations exist to support continuous drilling, commencing every 60 to 90 days for the next two to three years.  The Company owns a 10% interest, subject to potential increased reversionary interests and serves as operator and partnership manager for these properties.

G3 Operating LLC, the Northern Region operating subsidiary of GeoResources, Inc., has completed the first well in North Dakota since the mergers of Southern Bay, GeoResources and Chandler Energy, LLC closed on April 17, 2007.  The Donald Boll #1-34 was completed at a depth above the 3,380’ TD on May 22, 2007, and a production facility is under construction, with the date of first production targeted for mid-June.  The Company has a 100% working interest in this well and management believes it reflects opportunities that should add economic production and reserves in our Northern Region.   Analogous wells in nearby fields have had initial production of 30 to 50 barrels of oil per day and estimated ultimate reserves of 60,000 to 100,000 barrels of oil.

The Company also announced that on May 24, 2007 it exited the contract oil and gas drilling business through the sale of its rotary drilling rig, Rig E-25, to Redhawk Drilling LLC for a purchase price of $1.5 million paid by a $1.0 million cash payment at closing and a $500,000 promissory note due in two equal installments on November 1, 2007 and May 1, 2008.  The Company formerly conducted its contract drilling operations through a subsidiary, both for third parties and for its own account. Redhawk is located in Mohall, North Dakota, and has informed the Company that it intends to maintain drilling rigs in the Williston Basin.  The Company has negotiated a drilling contract with Redhawk, on an as needed basis, for up to two years or 24 wells, whichever occurs first, at standard day rates.  Redhawk owns and operates three rotary drilling rigs and the Company believes Redhawk is a reputable drilling contractor.

Collis P. Chandler, III, Executive Vice President and Chief Operating Officer of the Northern Region of GeoResources, who negotiated and closed the sale of Rig E-25, commented: “Redhawk runs a first-class drilling company and its commitment to keep Rig E-25 in the area should ensure capable and competent drilling services for our future drilling needs.  We will redeploy capital from the rig sale into our oil and gas properties in seeking to increase production and reserves.”

Frank A. Lodzinski, Chief Executive Officer and President of GeoResources, Inc. stated, “We are fully implementing our business plan and are proceeding rapidly with corporate restructuring activities, predicated by our recent mergers. We are focusing our attention solely on oil and gas exploration, acquisition, development and producing activities and expect to continue to divest non-strategic and under-performing assets. In this difficult staffing environment in the oil and gas E&P industry, we have assembled a very talented and capable technical, operating and administrative staff and are directing their combined efforts toward profitable growth and increased share value.  While our restructuring and divestiture efforts are proceeding, we are also aggressively pursuing additional corporate or asset acquisitions and developing additional prospects and drilling opportunities.”

About GeoResources, Inc.

On April 17, 2007, the Company completed its mergers with Southern Bay Oil & Gas L.P. and Chandler Energy, LLC.  The management of Southern Bay and Chandler became the principal management of the combined entity.  Corporate headquarters are now located in Houston, Texas.  The Company conducts its oil and gas operations through wholly owned subsidiaries, with its Southern Region operations conducted through Southern Bay Operating, LLC, located in Houston, Texas.  Northern Region operations are conducted through G3 Operating LLC, located in Denver, Colorado. The Company also maintains a regional office in Williston, North Dakota.  GeoResources and its subsidiaries own and operate producing oil and gas properties in the Gulf Coast, Permian Basin, Rocky Mountains and Williston Basin, and conduct oil and gas exploration and development and production operations in these areas. For more information, visit our websites at www.geoi.net and www.southernbayenergy.com

Forward-Looking Statements

Information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as "may," "will," "expect," "anticipate," "estimate" or "continue," or comparable words.  All statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements.  Readers are encouraged to read the SEC reports and filings of the Company, particularly its Form 10-KSB for the Fiscal Year Ended December 31, 2006, for meaningful cautionary language disclosure.